Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Jan. 02, 2016
Allowance for accounts receivable	$ 291	$ 15
Allowances for accounts receivable	291	15
Debt	$ 1,078,931	$ 1,258,558
Common stock par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized (in shares)	500,000,000	500,000,000
Common stock, issued (in shares)	78,078,535	66,057,768
Oaktree [Member]
Debt	$ 65,813	$ 31,495